SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2003

KAYDON CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-12640	13-3186040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

315 East Eisenhower Parkway, Suite 300
Ann Arbor, MI 48108
(Address of principal executive offices)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Press Release, dated 10/24/03

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.	Description

99	Press Release, dated October 24, 2003

Item 12. Results of Operations and Financial Condition.

     Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Kaydon Corporation, hereby furnishes a press release, issued on October 24, 2003, disclosing material non-public information regarding its results of operations for the quarter ended September 27, 2003. The press release is also available on the Company’s website, which is www.kaydon.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 24, 2003	KAYDON CORPORATION

	By:	/S/ KENNETH W. CRAWFORD
Kenneth W. Crawford
Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated October 24, 2003